UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 31, 2004
                                                         -----------------

                            Old Line Bancshares, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                  000-50345                20-0154352
          --------                  ---------             ----------------------
 (State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

           2995 Crain Highway
           Waldorf, Maryland                                   20601
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 (Address of Principal Executive Offices)                    (Zip Code)


        Registrant's Telephone Number, Including Area Code: 301-645-0333
                                                            ------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          ____ Written  communication  pursuant to Rule 425 under the Securities
               Act (17 CFR 230.425)

          ____ Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act (17 CRF 240.14a-12)

          ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

          ____ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENTS

         On May 27, 2004, Old Line Bancshares, Inc.'s (the "Registrant's") stockholders, upon the recommendation of the Registrant's Board of Directors, approved the Registrant's 2004 Equity Incentive Plan (the "2004 Plan").

         The 2004 Plan is intended to encourage stock ownership by employees of the Registrant and any current or future subsidiaries, including Old Line Bank, so that they may acquire or increase their proprietary interest in the Registrant and align their interests with the interests of the stockholders, and to provide an incentive to such employees to remain in the Registrant's employ. The 2004 Plan is also intended to encourage the Registrant's directors who are not employees of the Registrant or a subsidiary ("Eligible Directors") to acquire or increase their proprietary interest in the Registrant, to further promote and strengthen the interest of such Eligible Directors in the development and financial success of the Registrant, and to assist the Registrant in attracting and retaining highly qualified directors.

         The 2004 Plan provides for the grant of stock options, restricted stock and cash-based awards (restricted units). The 2004 Plan limits the aggregate number of shares of common stock as to which options and restricted stock may be granted to 250,000 shares. The 2004 Plan is administered by the Compensation Committee of the Registrant's Board of Directors. However, the Registrant's full Board of Directors may exercise some or all of the powers of the Compensation Committee with respect to grants of awards to Eligible Directors. In general, upon a change of control (as defined in the 2004 Plan), all outstanding options become fully exercisable and all outstanding restrictions with respect to restricted stock or restricted units automatically expire.

         The Registrant currently has one other equity incentive plan with shares available for future awards, the 2001 Incentive Stock Option Plan, as amended (the "2001 Plan"). The Registrant cannot make any new awards under its other equity incentive plan, the 1990 Incentive Stock Option Plan, as amended. The Registrant will continue making grants of stock options under the 2001 Plan so long as it is able to do so.

         A summary of the material features of the 2004 Plan is set forth in the Registrant's Definitive Proxy Statement for the 2004 Annual Meeting of Stockholders (the "Proxy Statement"), filed with the Securities and Exchange Commission (the "SEC") on April 22, 2004. The summary and the description of the 2004 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2004 Plan, which is filed as
Exhibit 10.1 to the Company's Registration Statement on Form S-8, filed with the SEC on June 25, 2004 and is also filed as Exhibit 10.1 to this Form 8-K.

         The Registrant is filing as Exhibit 10.2 to this Form 8-K the form of Incentive Stock Option Agreement used and/or to be used by the Registrant in connection with incentive stock option grants under the 2004 Plan. From time to time, the Registrant may issue stock options under the 2004 Plan on terms different from those in the form agreement filed herewith.

         On December 31, 2004, the Registrant issued incentive stock options to its executive officers - James W. Cornelsen, Joseph Burnett and Christine Rush - under the 2004 Plan as follows:

       Name of Officer           Number of Shares           Exercise Price

       James W. Cornelsen        9,000                               $11.79
       Joseph Burnett            3,300                               $11.79
       Christine Rush            3,300                               $11.79

One-third of the grant vested as of December 31, 2004, one-third of the grant will vest on December 31, 2005 and one-third of the grant will vest on December 31, 2006. The options were evidenced by Stock Option Agreements in the form filed herewith as Exhibit 10.2.

         Also, on December 31, 2004, the Registrant's wholly owned subsidiary, Old Line Bank, increased the guaranteed annual compensation payable to each of the executive officers, as set forth in a first amendment to each executive's employment agreement. Specifically, Mr. Cornelsen's guaranteed annual compensation increased from $150,000 to $190,000, Mr. Burnett's guaranteed annual compensation increased from $114,000 to $127,000 and Ms. Rush's guaranteed annual compensation increased from $100,000 to $121,000. These executive officers continue to be eligible for a discretionary bonus each year. For 2004, the discretionary bonus paid to Mr. Cornelsen was


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$40,000, to Mr. Burnett was $17,000 and to Ms. Rush was $17,000. In addition,
Mr. Cornelsen's agreement was amended to reflect the Registrant's decision to extend the term of Mr. Cornelsen's employment agreement to March 30, 2010 and to evidence the Registrant's decision in 2003 to extend the term of Mr. Cornelsen's employment agreement to March 30, 2009. The summary and description of the amendments to the employment agreements contained herein is qualified in its entirety by reference to the amendments to the employment agreements, copies of which are filed as Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5 to this Form 8-K.

         The Registrant is also announcing changes to its and Old Line Bank's director cash compensation policy beginning January 1, 2005.

         For 2004, each non-employee director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, received $300 for each attended meeting of the Board of Directors, and $150 for each attended meeting of the Asset & Liability Committee and the Loan/Loan Review Committee and $300 for each attended meeting of the Audit Committee. Each non-employee director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, also received a $250 quarterly retainer. During 2004, the Chairman of the Board received annual compensation of $30,000 and the Vice Chairman received annual compensation of $15,000.

         For 2005, each non-employee director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, will receive $400 for each attended meeting of the Board of Directors, and $200 for each attended meeting of the Asset & Liability Committee, the Loan/Loan Review Committee, the Real Estate Committee and the Nominating Committee, and $300 for each attended meeting of the Audit Committee and the Compensation Committee. Each non-employee director of Old Line Bank, other than the Chairman of the Board and the Vice Chairman of the Board, also will receive a $250 quarterly retainer. During 2005, the Chairman of the Board will receive annual compensation of $30,000 and the Vice Chairman will receive annual compensation of $15,000. Old Line Bank reserves the right to change these amounts during 2005.

         The Registrant has paid no cash remuneration, direct or otherwise, to its directors since its incorporation. It is expected that unless and until the Registrant becomes actively involved in additional businesses other than owning all the capital stock of Old Line Bank, no separate cash compensation will be paid to the directors of Old Line Bancshares, Inc. in addition to that paid to them by Old Line Bank in their capacities as directors of Old Line Bank. However, the Registrant may determine in the future that such separate cash compensation is appropriate.

         In addition to cash compensation, since 1997, the Registrant or Old Line Bank (prior to Old Line Bank's reorganization into the holding company structure) has granted options in December of each year to its non-employee directors. Historically, each non-employee director was granted an option to purchase 750 shares. For 2004, the Registrant increased the 750 amount to 1,000, and on December 31, 2004, the Registrant issued each non-employee director an option to purchase 1,000 shares of the Registrant's common stock. The options granted on December 31, 2004 were granted pursuant to the 2001 Plan. The options were granted at fair market value, are exercisable immediately, and expire on the tenth anniversary of the grant date. Also, the options terminate (if not exercised) on the first anniversary of the termination of the director's service on the Board of Directors.

         A copy of the Registrant's and Old Line Bank's 2005 Director Compensation Policy is attached hereto and incorporated by reference herein as
Exhibit 10.6 to this Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

        (a) Not applicable

        (b) Not applicable

        (c) Exhibits

               10.1 Old Line Bancshares, Inc. 2004 Equity Incentive Plan

               10.2 Form of Incentive Stock Option Agreement for use in
                    connection with the Old Line Bancshares, Inc. 2004 Equity Incentive Plan



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               10.3 First Amendment to Executive Employment Agreement dated
                    December 31, 2004 between Old Line Bank and James W.
                    Cornelsen

               10.4 First Amendment to Executive Employment Agreement dated
                    December 31, 2004 between Old Line Bank and Joseph Burnett

               10.5 First Amendment to Executive Employment Agreement dated
                    December 31, 2004 between Old Line Bank and Christine Rush

               10.6 Old Line Bancshares, Inc. and Old Line Bank 2005 Director
                    Compensation Policy


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            OLD LINE BANCSHARES, INC.


                  January 4, 2005            By:  /s/ James W. Cornelsen
                                                  ----------------------
                                                  James W. Cornelsen, President



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                                  EXHIBIT INDEX

     10.1  Old Line Bancshares, Inc. 2004 Equity Incentive Plan

     10.2 Form of Incentive Stock Option Agreement for use in connection with the Old Line Bancshares, Inc. 2004 Equity Incentive Plan

     10.3 First Amendment to Executive Employment Agreement dated December 31, 2004 between Old Line Bank and James W. Cornelsen

     10.4 First Amendment to Executive Employment Agreement dated December 31, 2004 between Old Line Bank and Joseph Burnett

     10.5 First Amendment to Executive Employment Agreement dated December 31, 2004 between Old Line Bank and Christine Rush

     10.6  Old Line Bancshares, Inc. and Old Line Bank Director Compensation
           Policy




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